Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 11-K, into Whitman Corporation's previously filed Registration Statement File No. 333-79095.




/s/ ARTHUR ANDERSEN LLP
Chicago, Illinois

June 28, 2000